                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|         Preliminary Proxy Statement
|_|         Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
|X|         Definitive Proxy Statement
|_|         Definitive Additional Materials
|_|         Soliciting Material Pursuant to Section 240.14a-12

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|       No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

|_|       Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 27, 2003
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Thursday, March 27, 2003 commencing at 2:00 p.m., New York time.

    The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect one (1) director of the Fund.

    The close of business on February 24, 2003 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

    This notice and related proxy material are first being mailed on or about March 4, 2003.

                                          By Order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 4, 2003
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 27, 2003
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on Thursday, March 27, 2003 (commencing at 2:00 p.m., New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or Georgeson Shareholder Communications Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $5,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 4, 2003.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"), located at Level 32, Gateway Building, 1 Macquarie Place, Sydney, NSW 2000, serves as investment sub-adviser to the Fund.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended November 30, 2002 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" election of the Board's nominee for director and in accordance with the judgment of the persons named in the proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Approval of Proposal 1 will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 24, 2003, there were 9,164,221 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:

    --indicate your instructions on the Proxy;

    --date and sign the Proxy;

    --mail the Proxy promptly in the enclosed envelope;

    --allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. on March 27, 2003.

                        PROPOSAL 1: ELECTION OF DIRECTOR

    The only proposal to be submitted at the Meeting will be the election of one
(1) director of the Fund to hold office for the term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    George W. Landau, a director whose current term expires on the date of this Meeting, has been nominated for a three-year term to expire at the 2006 Annual Meeting of Shareholders. Mr. Landau currently serves as a director of the Fund.

    Mr. Landau has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

    The following tables set forth certain information regarding the nominee for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                                                                           FUND
                                     POSITION(S)   TERM OF OFFICE                    PRINCIPAL             COMPLEX
                                     HELD WITH     AND LENGTH OF                     OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND AGE                FUND          TIME SERVED                       PAST FIVE YEARS       DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
INDEPENDENT DIRECTORS:

Enrique R. Arzac ..................  Director      Since 1996; current term ends at  Professor of Finance          8
 Credit Suisse Asset                               the 2004 annual meeting           and Economics,
 Management, LLC                                                                     Graduate School of
 466 Lexington Avenue                                                                Business, Columbia
 New York, New York 10017-3140                                                       University since
 Age: 61                                                                             1971

James J. Cattano ..................  Director      Since 1993; current term ends at  President, Primary            4
 c/o Primary Resources, Inc.                       the 2004 annual meeting           Resources Inc. (an
 55 Old Field Point Road                                                             international
 Greenwich, Connecticut 06830                                                        trading and manu-
 Age: 59                                                                             facturing company
                                                                                     specializing in the
                                                                                     sale of agricultural
                                                                                     commodities
                                                                                     throughout Latin
                                                                                     American markets)
                                                                                     since October 1996

George W. Landau ..................  Director      Since 1993; current term ends at  Senior Advisor,               5
 Two Grove Isle Drive                              the 2003 annual meeting           Latin America, The
 Coconut Grove, Florida 33133                                                        Coca-Cola Company
 Age: 83                                                                             since 1988

Martin M. Torino ..................  Director      Since 1993; current term ends at  Chief Executive               3
 Credit Suisse Asset                               the 2005 annual meeting           Officer and Director
 Management, LLC                                                                     of Celsur Logistica
 466 Lexington Avenue                                                                S.A. (Logistics)
 New York, New York 10017-3140                                                       since 2002; Chairman
 Age: 53                                                                             of the Board of
                                                                                     Ingenio y Refineria
                                                                                     San Martin Del
                                                                                     Tabacal S.A. (a
                                                                                     sugar refinery) from
                                                                                     August 1996 to 2000


                                     OTHER
                                     DIRECTORSHIPS
NAME, ADDRESS AND AGE                HELD BY DIRECTOR
-----------------------------------  -----------------
INDEPENDENT DIRECTORS:
Enrique R. Arzac ..................  Director of The
 Credit Suisse Asset                 Adams Express
 Management, LLC                     Company (a
 466 Lexington Avenue                closed-end
 New York, New York 10017-3140       investment com-
 Age: 61                             pany); Director
                                     of Petroleum and
                                     Resources Cor-
                                     poration (a
                                     closed-end
                                     investment
                                     company)
James J. Cattano ..................  None
 c/o Primary Resources, Inc.
 55 Old Field Point Road
 Greenwich, Connecticut 06830
 Age: 59
George W. Landau ..................  Director of
 Two Grove Isle Drive                Emigrant Sav-
 Coconut Grove, Florida 33133        ings Bank;
 Age: 83                             Director of GAM
                                     Funds, Inc.
Martin M. Torino ..................  None
 Credit Suisse Asset
 Management, LLC
 466 Lexington Avenue
 New York, New York 10017-3140
 Age: 53

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                                                                           FUND
                                     POSITION(S)   TERM OF OFFICE                    PRINCIPAL             COMPLEX
                                     HELD WITH     AND LENGTH OF                     OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND AGE                FUND          TIME SERVED                       PAST FIVE YEARS       DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
INTERESTED DIRECTOR:

William W. Priest, Jr.* ...........  Director      Since 1997; current term ends at  Co-Managing Partner,         59
 Steinberg Priest & Sloane                         the 2005 annual meeting           Steinberg Priest &
 Capital Management                                                                  Sloane Capital
 12 East 49th Street                                                                 Management since
 12th Floor                                                                          March 2001; Chairman
 New York, New York                                                                  and Managing
 10017                                                                               Director of CSAM
 Age: 61                                                                             from 2000 to Feb-
                                                                                     ruary 2001, Chief
                                                                                     Executive Officer
                                                                                     and Managing
                                                                                     Director of CSAM
                                                                                     from 1990 to 2000


                                     OTHER
                                     DIRECTORSHIPS
NAME, ADDRESS AND AGE                HELD BY DIRECTOR
-----------------------------------  -----------------
INTERESTED DIRECTOR:
William W. Priest, Jr.* ...........  None
 Steinberg Priest & Sloane
 Capital Management
 12 East 49th Street
 12th Floor
 New York, New York
 10017
 Age: 61

                                                                                         PRINCIPAL
                                     POSITION(S) HELD  LENGTH OF                         OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                WITH FUND         TIME SERVED                       PAST FIVE YEARS
-----------------------------------  ----------------  --------------------------------  --------------------
OFFICERS:
Laurence R. Smith .................  Chairman of the   Since 2002                        Managing Director
  Credit Suisse Asset                Fund, Chief                                         and Global Chief
  Management, LLC                    Executive                                           Investment Officer
  466 Lexington Avenue               Officer and                                         of CSAM; Associated
  New York, New York 10017-3140      President                                           with JP Morgan
  Age: 44                                                                                Investment
                                                                                         Management from 1981
                                                                                         to 1999; Officer of
                                                                                         other Credit Suisse
                                                                                         Funds

Hal Liebes, Esq. ..................  Senior Vice       Since 1997                        Managing Director
  Credit Suisse Asset                President                                           and Global General
  Management, LLC                                                                        Counsel of CSAM;
  466 Lexington Avenue                                                                   Associated with
  New York, New York 10017-3140                                                          Lehman Brothers,
  Age: 38                                                                                Inc. from 1996 to
                                                                                         1997; Associated
                                                                                         with CSAM from 1995
                                                                                         to 1996; Associated
                                                                                         with CS First Boston
                                                                                         Investment
                                                                                         Management from 1994
                                                                                         to 1995; Associated
                                                                                         with Division of
                                                                                         Enforcement, U.S.
                                                                                         Securities and
                                                                                         Exchange Commission
                                                                                         from 1991 to 1994;
                                                                                         Officer of other
                                                                                         Credit Suisse Funds

Yaroslaw Aranowicz ................  Chief Invest-     Since 2002                        Vice President of
  Credit Suisse Asset                ment Officer                                        CSAM since March
  Management, LLC                                                                        1998; Director of
  466 Lexington Avenue                                                                   Research for Europe
  New York, New York 10017-3140                                                          and the Middle East,
  Age: 39                                                                                Trans- National
                                                                                         Research Corporation
                                                                                         from 1995 to March
                                                                                         1998

Emily Alejos ......................  Investment        Since 1999                        Director of CSAM
  Credit Suisse Asset                Officer                                             since January 1999;
  Management, LLC                                                                        Vice President of
  466 Lexington Avenue                                                                   CSAM from 1997 to
  New York, New York 10017-3140                                                          January 1999
  Age: 39

                                                                                         PRINCIPAL
                                     POSITION(S) HELD  LENGTH OF                         OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                WITH FUND         TIME SERVED                       PAST FIVE YEARS
-----------------------------------  ----------------  --------------------------------  --------------------
Michael A. Pignataro ..............  Chief Finan-      Since 1993                        Director and
  Credit Suisse Asset                cial Officer and                                    Director of Fund
  Management, LLC                    Secretary                                           Administration of
  466 Lexington Avenue                                                                   CSAM; Associated
  New York, New York 10017-3140                                                          with CSAM since
  Age: 43                                                                                1984; Officer of
                                                                                         other Credit Suisse
                                                                                         Funds

Rocco A. Del Guercio ..............  Vice President    Since 1997                        Vice President and
  Credit Suisse Asset                                                                    Administrative
  Management, LLC                                                                        Officer of CSAM;
  466 Lexington Avenue                                                                   Associated with CSAM
  New York, New York 10017-3140                                                          since June 1996;
  Age: 39                                                                                Assistant Treasurer,
                                                                                         Bankers Trust
                                                                                         Co. -- Fund
                                                                                         Administration from
                                                                                         March 1994 to June
                                                                                         1996; Mutual Fund
                                                                                         Accounting
                                                                                         Supervisor, Dreyfus
                                                                                         Corporation from
                                                                                         April 1987 to March
                                                                                         1994; Officer of
                                                                                         other Credit Suisse
                                                                                         Funds

Robert M. Rizza ...................  Treasurer         Since 1999                        Assistant Vice
  Credit Suisse Asset                                                                    President of CSAM
  Management, LLC                                                                        since January 2001;
  466 Lexington Avenue                                                                   Administrative
  New York, New York 10017-3140                                                          Officer of CSAM from
  Age: 37                                                                                March 1998 to
                                                                                         December 2000;
                                                                                         Assistant Treasurer
                                                                                         of Bankers Trust Co.
                                                                                         from April 1994 to
                                                                                         March 1998; Officer
                                                                                         of other Credit
                                                                                         Suisse Funds

----------------

* Mr. Priest is an interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he provided consulting services to CSAM within the last two years.

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each director.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                       DIRECTOR IN CSAM FAMILY OF
                                DOLLAR RANGE OF EQUITY SECURITIES         CLOSED-END INVESTMENT
NAME OF DIRECTOR                       IN THE FUND*(1)(2)                   COMPANIES*(1)(3)
----------------                ---------------------------------  -----------------------------------
INDEPENDENT DIRECTORS:
Enrique R. Arzac .............            C                                      E
James J. Cattano .............            B                                      C
George W. Landau .............            C                                      D
Martin M. Torino .............            B                                      B

INTERESTED DIRECTOR:
William W. Priest, Jr. .......            A                                      A

----------------

*   Key to Dollar Ranges:

    A. None

    B.  $1 -- $10,000

    C.  $10,001 -- $50,000

    D. $50,001 -- $100,000

    E.  over $100,000

(1) This information has been furnished by each director as of December 31, 2002. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Closed-End Investment Companies" means those registered closed-end investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

    As of December 31, 2002, none of the independent nominee for election to the Board of the Fund, the independent directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

    During the fiscal year ended November 30, 2002, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended November 30, 2002 to all such unaffiliated directors was $33,500. Each director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

    During the fiscal year ended November 30, 2002, the Board convened 7 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

    Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened twice during the fiscal year ended November 30, 2002. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended November 30, 2002. The Nominating Committee selects and nominates new independent directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

                             AUDIT COMMITTEE REPORT

    Pursuant to the Audit Committee Charter adopted by the Board, the Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended November 30, 2002. The Audit Committee has also met with the Fund's independent accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between the independent accountants and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent accountants. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2002 Annual Report to Shareholders for the year ended November 30, 2002 and be mailed to shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                     Enrique R. Arzac
                                   James J. Cattano
                                   George W. Landau
                                   Martin M. Torino

                            INDEPENDENT ACCOUNTANTS

    At a meeting held on December 13, 2002, the Board, including the independent directors, approved the selection of PwC for the fiscal year ending
November 30, 2003. PwC has been the Fund's independent accountants since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended November 30, 2002.

                                                  CSAM AND
                                   FUND      CERTAIN AFFILIATES
                                -----------  ------------------
Audit Fees                       $46,600         $      0
Financial Information Systems
  Design and Implementation
  Fees                                 0                0
All Other Fees                     8,200*         703,000**

------------------

* Fees relate to tax services in connection with review of excise tax calculations and review and signing of applicable tax returns.

** Fees are comprised of: (1) $323,000 in connection with expatriate tax consulting services, (2) $130,000 in connection with other tax related services and (3) $250,000 in connection with financial statement audits.

                                  COMPENSATION

    The following table shows certain compensation information for the directors for the fiscal year ended November 30, 2002. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                    TOTAL
                                              COMPENSATION FROM
                                                  FUND AND
                                 AGGREGATE      FUND COMPLEX
                                COMPENSATION       PAID TO
       NAME OF DIRECTOR          FROM FUND       DIRECTORS*
       ----------------         ------------  -----------------
INDEPENDENT DIRECTORS:
Enrique R. Arzac. ............     $8,500          $68,250
James J. Cattano .............      8,500           25,500
George W. Laudau .............      8,500           29,500
Martin M. Torino .............      8,000           16,500

INTERESTED DIRECTORS:
James P. McCaughan** .........          0                0
William W. Priest, Jr. .......          0                0
Richard W. Watt*** ...........          0                0

----------------
* 60 funds comprise the Fund Complex. See the "Directors" table for the number of funds each director serves.
**  Effective February 22, 2002, Mr. McCaughan resigned as a Director.
*** Effective January 17, 2003, Mr. Watt resigned as a Director.

    THE FUND'S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEE FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares:

                                                               NUMBER OF SHARES     PERCENT
NAME AND ADDRESS                                              BENEFICIALLY OWNED   OF SHARES
----------------                                              ------------------  ------------
Lazard Freres & Co., LLC* ..................................        1,180,518          11.0%
  30 Rockefeller Plaza
  New York, NY 10020
President and Fellows of Harvard College** .................          739,328           8.1%
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, MA 02210

--------------

*   As stated in Schedule 13G/A filed with the SEC on February 18, 2003.

**  As stated in Schedule 13G filed with the SEC on February 12, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund. Based solely upon their review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended November 30, 2002, the following required report was filed late or not filed with respect to the officers of the
Fund:

        Laurence R. Smith: A Form 3 was not timely filed to report his appointment as Chairman of the Fund on May 13, 2002. A Form 5 was filed on January 14, 2003 to report this event.

SHAREHOLDER PROPOSALS

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2004 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 7, 2003. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2004 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

    Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                THE EMERGING MARKETS
                                                 TELECOMMUNICATIONS
                                                     FUND, INC.

                 ---------------------------------------------------------------

                                                   MARCH 27, 2003

3018-PS-03

                                  [PROXY CARD]
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint Michael A. Pignataro and Hal Liebes, each with the power of substitution, as proxies for the undersigned to vote the shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on Thursday, March 27, 2003, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

                                 [REVERSE SIDE]

|X|         PLEASE MARK VOTES
            AS IN THIS EXAMPLE


                                THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
                                       RECOMMENDS A VOTE FOR PROPOSAL 1.

  THIS PROXY WHEN         1)  Election of the following nominee as Director:
 PROPERLY EXECUTED            Nominee:  (01)  George W. Laudau (three-year term)
WILL BE VOTED IN THE
 MANNER DIRECTED              |_| FOR the nominee listed above (except as marked
  HEREIN BY THE                   to the contrary above)
   UNDERSIGNED
 SHAREHOLDER. IF NO           |_| WITHHOLD AUTHORITY to vote for  the nominee
DIRECTION IS MADE, THIS           listed above
 PROXY WILL BE VOTED
 "FOR" PROPOSAL 1.            (INSTRUCTION: To withhold authority for any
                              individual nominee, strike a line through such individual's name above.)

                          2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

                              |_| MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:  ___________________    Date:  ________


Signature:  ___________________    Date:  ________


DETACH CARD